                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ William G. Bares
                                              ---------------------------------


                                Typed Name:         William G. Bares

                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Albert C. Bersticker
                                              ---------------------------------


                                Typed Name:         Albert C. Bersticker
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Douglas J. McGregor
                                              ---------------------------------


                                Typed Name:         Douglas J. McGregor
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Bill R. Sanford
                                              ---------------------------------


                                Typed Name:         Bill R. Sanford
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Kenneth M. Curtis
                                              ---------------------------------


                                Typed Name:         Kenneth M. Curtis
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Carol Cartwright
                                              ---------------------------------


                                Typed Name:         Carol Cartwright
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ E. P. Campbell
                                              ---------------------------------


                                Typed Name:         E. P. Campbell
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Ronald B. Stafford
                                              ---------------------------------


                                Typed Name:         Ronald B. Stafford
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ D.W. Sullivan
                                              ---------------------------------


                                Typed Name:         D.W. Sullivan
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Steven A. Minter
                                              ---------------------------------


                                Typed Name:         Steven A. Minter
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Cecil D. Andrus
                                              ---------------------------------


                                Typed Name:         Cecil D. Andrus
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Henry Hemingway
                                              ---------------------------------


                                Typed Name:         Henry Hemingway
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Henry L. Meyer III
                                              ---------------------------------


                                Typed Name:         Henry L. Meyer III
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Charles R. Hogan
                                              ---------------------------------


                                Typed Name:         Charles R. Hogan
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Peter G. Ten Eyck
                                              ---------------------------------


                                Typed Name:         Peter G. Ten Eyck
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Alexander M. Cutler
                                              ---------------------------------


                                Typed Name:         Alexander M. Cutler
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Thomas C. Stevens
                                              ---------------------------------


                                Typed Name:         Thomas C. Stevens
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ Lee Irving
                                              ---------------------------------


                                Typed Name:         Lee Irving
                                              ---------------------------------

                                                                    Exhibit 24

                                   KEYCORP

                              POWER OF ATTORNEY

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 14, 2002.


                                                /s/ K. Brent Somers
                                              ---------------------------------


                                Typed Name:         K. Brent Somers
                                              ---------------------------------